Exhibit 10.5
                                                                 ------------




Statement re:  Meredith Corporation Nonqualified Stock Option
               Award Agreements with William T. Kerr





Meredith Corporation has two other nonqualified stock option award agreements with William T. Kerr that are substantially identical, in all material respects to the agreements filed as Exhibits 10.3 and 10.4 in this Form 10-Q for the period ended December 31, 1996, except as to the number of stock options awarded and the stock option price. Such agreements are not filed herewith, pursuant to Instruction 2. to Item 601 of Regulation S-K. The numbers of stock options awarded and the stock option prices reflected in those two agreements are as follows:


                                         # of Stock
                                       Options Awarded    Stock Option Price
                                       ---------------    ------------------

Under an agreement substantially            29,200             $52.734
identical to the agreement filed
as Exhibit 10.3 in this Form 10-Q

Under an agreement substantially            29,200             $50.781
identical to the agreement filed
as Exhibit 10.4 in this Form 10-Q